Net Income (loss) per Share	12 Months Ended
Dec. 31, 2020
Net Income (loss) per Share
Net Income (loss) per Share

3.  Net Income (loss) per Share

Diluted earnings per share do not include the following instruments as their inclusion would have been anti-dilutive:

	As of December 31,
	2018	2019	2020
Share options	9,424,471	9,145,983	7,936,403
Restricted shares	1,241,352	1,182,370	633,744
Total	10,665,823	10,328,353	8,570,147